Exhibit 21.1

SUBSIDIARIES OF

SUNSTONE HOTEL INVESTORS, INC.

Boston 1927 Lessee, Inc.

Boston 1927 Owner, LLC

Calistoga Vines, LLC

Calistoga Vines Lessee, Inc.

EP Holdings, LLC

Golden Palms, LLC

Golden Palms Lessee, Inc.

Grateful Red, LLC

Gumbo Alley, LLC

Jenolia RIP, LLC

Key West 2016, LLC

Key West 2016 Lessee, Inc.

Oaks & Olives, LLC

Oaks & Olives Lessee, Inc.

One Park Boulevard, LLC

Sun CHP I, Inc.

Sun SHP II, LLC

Sunstone 42nd Street Lessee, Inc.

Sunstone 42nd Street, LLC

Sunstone Canal Lessee, Inc.

Sunstone Canal, LLC

Sunstone Century Lessee, Inc.

Sunstone Cowboy, LP

Sunstone Cowboy GP, LLC

Sunstone Cowboy Lessee, LP

Sunstone Cowboy Lessee GP, LLC

Sunstone East Grand Lessee, Inc.

Sunstone East Grand, LLC

Sunstone East Pratt, LP

Sunstone East Pratt GP, LLC

Sunstone East Pratt Lessee, Inc.

Sunstone EC5 Lessee, Inc.

Sunstone EC5, LLC

Sunstone Hawaii 3-0 Lessee, Inc.

Sunstone Hawaii 3-0, LLC

Sunstone Holdco 3, LLC

Sunstone Holdco 4, LLC

Sunstone Holdco 5, LLC

Sunstone Holdco 6, LLC

Sunstone Holdco 8, LLC

Sunstone Holdco 9, LLC

Sunstone Holdco 10, LLC

Sunstone Hotel Acquisitions, LLC

Sunstone Hotel Partnership, LLC

Sunstone Hotel TRS Lessee, Inc.

Sunstone Jamboree Lessee, Inc.

Sunstone Jamboree, LLC

Sunstone K9 Lessee, Inc.

Sunstone K9, LLC

Sunstone LA Airport Lessee, Inc.

Sunstone LA Airport, LLC

Sunstone MacArthur Lessee, Inc.

Sunstone MacArthur, LLC

Sunstone North State Lessee, Inc.

Sunstone North State, LLC

Sunstone Ocean Lessee, Inc.

Sunstone Ocean, LLC

Sunstone Orlando Lender, LLC

Sunstone Park, LLC

Sunstone Park Lessee, LLC

Sunstone Pledgeco, LLC

Sunstone Red Oak Lessee, Inc.

Sunstone Red Oak, LLC

Sunstone Saint Clair, LLC

Sunstone Saint Clair Lessee, Inc.

Sunstone Sea Harbor Holdco, LLC

Sunstone Sea Harbor Lessee, Inc.

Sunstone Sea Harbor, LLC

Sunstone St. Charles Lessee, Inc.

Sunstone St. Charles, LLC

Sunstone Top Gun Lessee, Inc.

Sunstone Top Gun, LLC

Sunstone Von Karman, LLC

Sunstone Westwood, LLC

Sunstone Wharf Lessee, Inc.

Sunstone Wharf, LLC

SWW No. 1, LLC

TM20, LLC

WB Sunstone-Portland, Inc.

WB Sunstone-Portland, LLC

Yuma Motel Ventures, LLC